Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Endeavour Operating Corporation, et al.[1]	Case No. 14-12308
Reporting Period: 7/1/15 – 7/31/15

MONTHLY OPERATING REPORTFILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached

Schedule of Cash Receipts and Disbursements	MOR-1	YES	NO	NO
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	NO	YES	YES
Schedule of Professional Fees Paid	MOR-1b	YES	NO	NO
Copies of bank statements
Cash disbursements journals

Statement of Operations	MOR-2	YES	NO	NO

Balance Sheet	MOR-3	YES	NO	NO

Status of Post-petition Taxes	MOR-4	YES	NO	NO
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period

Summary of Unpaid Post-petition Debts	MOR-4	YES	NO	NO
Listing of aged accounts payable	MOR-4	YES	NO	NO

Accounts Receivable Reconciliation and Aging	MOR-5	YES	NO	NO

Debtor Questionnaire	MOR-5	YES	NO	NO

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Catherine L. Stubbs	August 31, 2015
Signature of Authorized Individual*	Date

Catherine L. Stubbs	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtors	Reporting Period: 7/1/15 – 7/31/15

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH							SEE EXHIBIT A
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

EXHIBIT A

Schedule of Cash Receipts and Disbursements

(In Millions)	October 10, 2014 - October 31, 2014	November 1, 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015
Cash, Beginning of Period	$37.0	$37.3	$35.1	$32.0	$29.2	$24.2	$17.3
Inflows:
US Revenue	$0.3	$0.5	$1.0	$0.7	$1.0	$0.2	$0.4
Misc Revenue	—	0.6	—	—	—	—	—
JIB Receipts	0.6	—	—	—	—	—	—

Total Inflows	$0.9	$1.1	$1.0	$0.7	$1.0	$0.2	$0.4
Outflows:
Capital Projects	$(0.1)	$(0.7)	$(1.9)	$(1.4)	$(1.0)	$(1.3)	$(0.6)
Operating Costs	—	(0.1)	—	(0.2)	(0.2)	(0.1)	(0.3)
G&A/Other	(0.4)	(2.5)	(1.5)	(1.0)	(1.9)	(1.0)	(1.1)
Professionals	(0.1)	—	(4.1)	(0.9)	(2.9)	(4.7)	(1.6)

Total Outflows	$(0.6)	$(3.3)	$(7.5)	$(3.5)	$(6.0)	$(7.1)	$(3.6)

IC Transfers:
Restructuring Costs	$—	$—	$—	$—	$—	$—	$—
US G&A	—	—	3.3	—	—	—	—
US Capex	—	—	—	—	—	—	—

Net Cash Flow	$0.3	$(2.2)	$(3.1)	$(2.8)	$(5.0)	$(6.9)	$(3.2)

Cash, End of Period	$37.3	$35.1	$32.0	$29.2	$24.2	$17.3	$14.1

Note 1: All Cash Receipts and Disbursements are through Endeavour Operating Corp.

Note 2: An adjustment has been made to April to fix a cut-off error. Various payments incorrectly shown in April per the April MOR filing have been moved to the month of May when they were paid.

Schedule of Cash Receipts and Disbursements (continued)

	May 1, 2015, - May 31, 2015	June 1, 2015 - June 30 2015	July 1, 2015 - July 31 2015	Cumulative
(In Millions)
Cash, Beginning of Period	$14.1	$19.0	$17.9	$37.0
Inflows:
US Revenue	$0.7	$0.8	$0.4	$6.0
Misc Revenue	—	0.1	—	0.7
JIB Receipts	—	—	—	0.6

Total Inflows	$0.7	$0.9	$0.4	$7.3
Outflows:
Capital Projects	$—	$(0.1)	$0.6	$(6.5)
Operating Costs	(0.4)	(0.5)	(0.2)	(2.0)
G&A/Other	(1.8)	(1.3)	(1.1)	(13.5)
Professionals	(0.6)	(1.6)	(2.5)	(19.0)

Total Outflows	$(2.8)	$(3.5)	$(3.2)	$(41.0)
IC Transfers:
Restructuring Costs	$—	$—	$—	$—
US G&A	7.0	1.5	1.0	12.8
US Capex	—	—	—	—

Net Cash Flow	$4.9	$(1.1)	$(1.8)	$(20.9)

Cash, End of Period	$19.0	$17.9	$16.1	$16.1

Note 1: All Cash Receipts and Disbursements are through Endeavour Operating Corp.

Note 2: An adjustment has been made to April to fix a cut-off error. Various payments incorrectly shown in April per the April MOR filing have been moved to the month of May when they were paid.

Cash Disbursements

(amounts in millions)
Case Number	Entity	October 10, 2014 - October 31, 2014	November 1, 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015
14-12308	Endeavour Operating Corporation	0.4	2.6	5.6	1.9	4.8	5.8	3.0
14-12310	Endeavour Colorado Corporation	0.2	0.7	1.9	1.6	1.2	1.3	1.0
14-12312	Endeavour Management Company	0	0	0	0	0	0	0
14-12311	Endeavour Energy New Ventures Inc.	0	0	0	0	0	0	0
14-12309	Endeavour International Corporation	0	0	0	0	0	0	0
14-12313	Endeavour Energy Luxembourg S.a.r.l.	0	0	0	0	0	0	0

	Total	0.6	3.3	7.5	3.5	6.0	7.1	4.0

(CONTINUED)
(amounts in millions)
Case Number	Entity	May 1, 2015 - May 30, 2015	June 1, 2015 - June 30, 2015	July 1, 2015 - July 31, 2015
14-12308	Endeavour Operating Corporation	2.1	2.9	3.6
14-12310	Endeavour Colorado Corporation	0.3	0.6	-0.4
14-12312	Endeavour Management Company	0	0	0
14-12311	Endeavour Energy New Ventures Inc.	0	0	0
14-12309	Endeavour International Corporation	0	0	0
14-12313	Endeavour Energy Luxembourg S.a.r.l.	0	0	0

	Total	2.4	3.5	3.2

In re Endeavour Operating Corporation, et al.,

Debtor[1]	Case No.:	14-12308
MOR-1a	Reporting Period:	7/1/2015 – 7/31/2015

For the Period July 1, 2015 to July 31, 2015

Declaration Regarding the Reconciliation of the Debtor’s Bank Accounts as of July 31, 2015.

Catherine L. Stubbs hereby declares under penalty of perjury:

1.	I am the Chief Financial Officer for Endeavour International Corporation, the above-captioned debtors and debtors in possession (collectively, the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.	All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.	To the best of my knowledge, the Debtors’ bank balances as of July 31, 2015 have been reconciled in an accurate and timely manner. Copies of the bank reconciliations are available for inspection upon request by the Office of the United States Trustee.

Dated: August 31, 2015	Respectfully submitted,

/s/ Catherine L. Stubbs
By: Catherine L. Stubbs
Senior Vice President & CFO

[1]	The Debtors in these chapter 11 cases and the last four digits of each Debtor’s taxpayer identification number are as follows: Endeavour Operating Corporation (6552); Endeavour International Corporation (8389); Endeavour Colorado Corporation (0067); END Management Company (7578); Endeavour Energy New Ventures Inc. (7563); Endeavour Energy Luxembourg S.à r.l. (2113). The Debtors’ principal offices are located at 811 Main Street, Suite 2100, Houston, Texas 77002.

Bank Account Summary

Bank	Account # Last 4	Holder	Book balance at October 31, 2014	Book balance at November 30, 2014	Book balance at December 31, 2014	Book balance at January 31, 2015	Book balance at February 28, 2015	Book balance at March 31, 2015	Book Balance at April 30, 2015
JP Morgan Chase	1267	Endeavour Energy Luxembourg	$10,000.00	$10,000.00	$10,000.00	$10,000.00	$10,000.00	$10,000.00	$10,000.00
BGL BNP Paribas	0713	Endeavour Energy Luxembourg	€16,280.66	€20,272.68	€1,077.18	€1,075.98	€1,075.98	€326.80	€201.64
JP Morgan Chase	5082	Endeavour Operating Corporation	$959,503.06	$968,088.38	$273,820.04	$73,818.69	$454,057.30	$5,529.95	$139,583.27
JP Morgan Chase	6265	Endeavour Operating Corporation	$36,340,127.43	$34,253,943.49	$31,764,424.96	$28,911,743.14	$23,684,408.62	$17,492,250.28	$14,111,671.13
JP Morgan Chase	0539	Endeavour Operating Corporation	$17,000.00	$17,000.00	$17,000.00	$17,000.00	$17,000.00	$17,000.00	$17,000.00

(CONTINUED)

Bank	Account # Last 4	Holder	Book Balance at May 31, 2015	Book Balance at June 30, 2015	Book Balance at July 31, 2015
JP Morgan Chase	1267	Endeavour Energy Luxembourg	$10,000.00	$10,000.00	$10,000.00
BGL BNP Paribas	0713	Endeavour Energy Luxembourg	€1,077.18	€185.38	€(182.13)
JP Morgan Chase	5082	Endeavour Operating Corporation	$75,841.15	$776,208.57	$1,257,383.00
JP Morgan Chase	6265	Endeavour Operating Corporation	$18,842,944.47	$17,693,777.68	$14,915,865.00
JP Morgan Chase	0539	Endeavour Operating Corporation	$17,000.00	$17,000.00	$17,000.00

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 7/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultants	11/1/2014 – 11/30/2014	$13,968.00	Endeavour Operating Corporation	CHIP REF: 484138**4	11/10//2014	NONE	$13,968.00
Kurtzman Carson Consultants	10/10/2014 – 10/31/2014	$85,067.04	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$28,883.00	$56,127.81
Kurtzman Carson Consultants	11/1/2014 – 11/30/2014	$95,163.60	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$28,176.00	$66,580.51
Kurtzman Carson Consultants	12/1/2014 – 12/31/2014	$196,667.26	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$81,763.50	$114,451.51
Kurtzman Carson Consultants	1/1/2015 – 1/31/2015	$71,377.56	Endeavour Operating Corporation	CHIP REF: 047***39	2/27/2015	$34,429.50	$36,787.66
Kurtzman Carson Consultants	2/1/2015 – 2/28/2015	$38,404.28	Endeavour Operating Corporation	CHIP REF: 033***38	7/10/2015	$17,532.50	$20,767.69
Kurtzman Carson Consultants	3/1/2015 – 3/31/2015	$35,677.57	Endeavour Operating Corporation	CHIP REF: 033***38	7/10/2015	$9,974.50	$25,677.57
Kurtzman Carson Consultants	4/1/2015 – 4/30/2015	$32,470.46	Endeavour Operating Corporation	CHIP REF: 033***38	7/10/2015	$17,737.50	$14,416.55	$218,496.50	$348,777.30
Weil, Gotshal & Manges LLP	10/10/2014 – 10/31/2014	$659,215.10	Endeavour Operating Corporation	JPM REF: 13957**5JO	12/31/2014	$646,025.40	$13,189.76
Weil, Gotshal & Manges LLP	10/10/2014 – 10/31/2014	$161,506.35 (Holdback)	Endeavour Operating Corporation	JPM REF: 43748**1JO	7/10/2015	$161,506.35 (Holdback)	NONE

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 7/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Weil, Gotshal & Manges LLP	11/1/2014 – 11/30/2014	$661,521.78	Endeavour Operating Corporation	JPM REF: 59745**1JO	3/2/2015	$653,882.00	$7,639.78
Weil, Gotshal & Manges LLP	11/1/2014 – 11/30/2014	$163,470.50 (Holdback)	Endeavour Operating Corporation	JPM REF: 43748**1JO	7/10/2015	$163,470.50 (Holdback)	NONE
Weil, Gotshal & Manges LLP	12/1/2014 – 12/31/2014	$722,206.18	Endeavour Operating Corporation	JPM REF: 59745**1JO	3/2/2015	$708,302.60	$13,903.58
Weil, Gotshal & Manges LLP	12/1/2014 – 12/31/2014	$177,075.65 (Holdback)	Endeavour Operating Corporation	JPM REF: 43748**1JO	7/10/2015	$177,075.65 (Holdback)	NONE
Weil, Gotshal & Manges LLP	1/1/2015 – 1/31/2015	$557,137.68	Endeavour Operating Corporation	JPM REF: 48385**6JO	3/27/2015	$544,840.40	$12,296.78
Weil, Gotshal & Manges LLP	2/1/2015 – 2/28/2015	$276,126.26	Endeavour Operating Corporation	JPM REF: 1953**44JO	4/24/2015	$273,012.00	$3,114.26
Weil, Gotshal & Manges LLP	3/1/2015 – 3/31/2015	$270,256.67	Endeavour Operating Corporation	BOOK TFR: 60***49	6/5/2015	$265,152.80	$5,103.87
Weil, Gotshal & Manges LLP	4/1/2015 – 4/30/2015	$579,423.27	Endeavour Operating Corporation	JPM REF: 1719**91JO	7/10/2015	$572,266.40	$7,156.87	$4,165,534.10	$62,404.90
Blackstone Advisory Partners LP	10/10/2014 – 10/31/2014	$95,414.73	Endeavour Operating Corporation	JPM REF: 13958**5JO	12/31/2014	$94,838.71	$576.02
Blackstone Advisory Partners LP	10/10/2014 – 10/31/2014	$23,709.68 (Holdback)	Endeavour Operating Corporation	JPM REF: 43750***1JO	7/10/2015	$23,709.68 (Holdback)	NONE

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 7/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid			Since Inception
				Number	Date	Fees		Expenses	Fees	Expenses
Blackstone Advisory Partners LP	11/1/2014 – 11/30/2014	$162,471.26	Endeavour Operating Corporation	JPM REF: 24873**4JO	2/13/2015	$140,000.00		$22,471.26
Blackstone Advisory Partners LP	11/1/2014 – 11/30/2014	$35,000.00 (Holdback)	Endeavour Operating Corporation	JPM REF: 43750***1JO	7/10/2015	$35,000.00 (Holdback	)	NONE
Blackstone Advisory Partners LP	12/1/2014 – 12/31/2014	$141,648.13	Endeavour Operating Corporation	JPM REF: 3230***8JO	2/27/2015	$140,000.00		$1,648.13
Blackstone Advisory Partners LP	12/1/2014 – 12/31/2014	$35,000.00 (Holdback)	Endeavour Operating Corporation	JPM REF: 43750***1JO	7/10/2015	$35,000.00 (Holdback	)	NONE
Blackstone Advisory Partners LP	1/1/2015 – 1/31/2015	$141,180.51	Endeavour Operating Corporation	JPM REF: 4831**6JO	3/27/2015	$140,000.00		$1,180.51
Blackstone Advisory Partners LP	2/1/2015 – 2/28/2015	$132,321.43	Endeavour Operating Corporation	JPM REF: 195***4JO	4/24/2015	$140,000.00		($7,678.57)
Blackstone Advisory Partners LP	3/1/2015 – 3/31/2015	$145,430.61	Endeavour Operating Corporation	BOOK TFR: 60***16	6/5/2015	$140,000.00		$5,430.61
Blackstone Advisory Partners LP	4/1/2015 – 4/30/2015	$142,206.60	Endeavour Operating Corporation	JPM REF: 1719**91JO	7/10/2015	$140,000.00		$2,206.60	$1,028,548.39	$25,834.56
Opportune LLP	10/10/2014 – 10/31/2014	$287,770.31	Endeavour Operating Corporation	FED WIRE: 0109***833	1/9/2015	$271,729.50		$16,040.81
Opportune LLP	11/1/2014 – 11/30/2014	$398,161.05	Endeavour Operating Corporation	FED WIRE: 0213B***352	2/13/2015	$388,168.50		$9,992.55

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 7/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Opportune LLP	12/1/2014 – 12/31/2014	$230,667.21	Endeavour Operating Corporation	FED WIRE: 0227***873	2/27/2015	$210,542.60	$20,124.61
Opportune LLP	1/1/2015 – 1/31/2015	$275,707.49	Endeavour Operating Corporation	FED WIRE: 0331***547	3/31/2015	$267,790.00	$7,917.49
Opportune LLP	2/1/2015 – 2/28/2015	$272,666.37	Endeavour Operating Corporation	FED WIRE: 0508***118	5/8/2015	$266,660.00	$6,006.37
Opportune LLP	3/1/2015 – 3/31/2015	$273,321.66	Endeavour Operating Corporation	FED WIRE: 0522***496	5/22/2015	$267,665.00	$5,656.66	$1,672,555.60	$65,738.49
Ernst and Young LLP	10/10/2014 – 10/31/2014	$53,984.22	Endeavour Operating Corporation	ACH: 1905***673	2/13/2015	$53,984.22	NONE
Ernst and Young LLP	10/10/2014 – 10/31/2014	$10,796.84 (Holdback)	Endeavour Operating Corporation	ACH: 2719***678	7/10/2015	$10,796.84 (Holdback)	NONE
Ernst and Young LLP	11/1/2014 – 11/30/2014	$171,792.94	Endeavour Operating Corporation	ACH: 1905***673	2/13/2015	$171,792.94	NONE
Ernst and Young LLP	11/1/2014 – 11/30/2014	$34,358.59 (Holdback)	Endeavour Operating Corporation	ACH: 2719***678	7/10/2015	$34,358.59 (Holdback)	NONE
Ernst and Young LLP	12/1/2014 – 12/31/2014	$118,083.51	Endeavour Operating Corporation	FED WIRE: 0227***076	2/27/2015	$118,083.51	NONE
Ernst and Young LLP	12/1/2014 – 12/31/2014	$40,809.73 (Holdback)	Endeavour Operating Corporation	ACH: 2719***678	7/10/2015	$40,809.73 (Holdback)	NONE

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 7/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid			Since Inception
				Number	Date	Fees		Expenses	Fees	Expenses
Ernst and Young LLP	1/1/2015 – 1/31/2015	$157,265.25	Endeavour Operating Corporation	FED WIRE: 0327***930	3/27/2015	$157,265.25		NONE
Ernst and Young LLP	2/1/2015 – 2/28/2015	$164,407.26	Endeavour Operating Corporation	FED WIRE: 2284***264	4/24/2015	$164,407.26		NONE
Ernst and Young LLP	3/1/2015 – 3/31/2015	$332,400.79	Endeavour Operating Corporation	FED WIRE: 0605***235	6/5/2015	$332,400.79		NONE
Ernst and Young LLP	4/1/2015 – 4/30/2015	$59,067.52	Endeavour Operating Corporation	ACH: 2719***314	7/10/2015	$59,067.52		NONE	$1,142,966.65	NONE
Richards, Layton & Finger	10/10/2014 – 10/31/2014	$62,830.65	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$57,014.40		$5,816.25
Richards, Layton & Finger	10/10/2014 – 10/31/2014	$14,253.60 (Holdback)	Endeavour Operating Corporation	FED WIRE: 0710***645	7/10/2015	$14,253.60 (Holdback	)	NONE
Richards, Layton & Finger	11/1/2014 – 11/30/2014	$59,150.56	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$56,347.60		$2,802.96
Richards, Layton & Finger	11/1/2014 – 11/30/2014	$14,086.90 (Holdback)	Endeavour Operating Corporation	FED WIRE: 0710***645	7/10/2015	$14,086.90 (Holdback	)	NONE
Richards, Layton & Finger	12/1/2014 – 12/31/2014	$67,654.81	Endeavour Operating Corporation	FED WIRE: 0302***594	3/2/2015	$61,251.20		$6,403.61

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 7/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Richards, Layton & Finger	12/1/2014 – 12/31/2014	$15,312.80 (Holdback)	Endeavour Operating Corporation	FED WIRE: 0710***645	7/10/2015	$15,312.80 (Holdback)	NONE
Richards, Layton & Finger	1/1/2015 – 1/31/2015	$40,284.95	Endeavour Operating Corporation	FED WIRE: 0327***770	3/27/2015	$38,810.00	$1,474.95
Richards, Layton & Finger	2/1/2015 – 2/28/2015	$24,639.71	Endeavour Operating Corporation	FED WIRE: 0424***993	4/24/2015	$24,159.60	$480.11
Richards, Layton & Finger	3/1/2015 – 3/31/2015	$24,218.69	Endeavour Operating Corporation	FED WIRE: 0605***510	6/5/2015	$22,886.80	$1,331.89
Richards, Layton & Finger	4/1/2015 – 4/30/2015	$34,274.09	Endeavour Operating Corporation	FED WIRE: 0710***315	7/10/2015	$32,586.00	$1,688.09	$336,708.90	$19,997.86
Alvarez & Marsal	12/1/2014 – 1/31/2015	$119,265.75	Endeavour Operating Corporation	JPM REF: 563***6JO	3/27/2015	$119,212.00	$53.75
Alvarez & Marsal	2/1/2015 – 3/31/2015	$59,812.57	Endeavour Operating Corporation	BOOK TFR: 605***7	6/5/2015	$57,882.00	$1,930.57
Alvarez & Marsal	4/1/2015 – 4/30/2015	$42,911.01	Endeavour Operating Corporation	JPM REF: 171***1JO	7/10/2015	$42,862.00	$49.01	$219,956.00	$2,033.33
Bayard, P.A.	12/1/2014 – 12/31/2014	$123,099.45	Endeavour Operating Corporation	FED WIRE: 032***737	3/27/2015	$120,191.20	$2,908.25

In re Endeavour Operating Corporation, et al.,	Case No. 14-12308
Debtors	Reporting Period: 10/10/2014 – 7/31/2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (continued)

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Covered	Payor	Check/Wire		Amount Paid		Since Inception
				Number	Date	Fees	Expenses	Fees	Expenses
Bayard, P.A.	1/1/2015 – 1/31/2015	$54,297.93	Endeavour Operating Corporation	FED WIRE: 032***737	3/27/2015	$53,502.00	$795.93
Bayard, P.A.	2/1/2015 – 2/28/2015	$38,267.08	Endeavour Operating Corporation	FED WIRE: 042***995	4/24/2015	$37,536.80	$730.28
Bayard, P.A.	3/1/2015 – 3/31/2015	$59,320.70	Endeavour Operating Corporation	FED WIRE: 042***610	6/5/2015	$58,352.00	$968.70
Bayard, P.A.	4/1/2015 – 4/30/2015	$68,904.29	Endeavour Operating Corporation	FED WIRE: 071***286	7/10/2015	$64,940.40	$3,963.89	$334,552.40	$9,367.05
Thompson & Knight	12/1/2014 – 12/31/2014	$224,454.15	Endeavour Operating Corporation	FED WIRE: 032***728	3/27/2015	$222,398.80	$2,055.35
Thompson & Knight	1/1/2015 – 1/31/2015	$237,282.25	Endeavour Operating Corporation	FED WIRE: 032***728	3/27/2015	$189,825.80	$1,920.65
Thompson & Knight	2/1/2015 – 2/28/2015	$102,492.40	Endeavour Operating Corporation	FED WIRE: 042***989	4/24/2015	$102,492.40	NONE
Thompson & Knight	3/1/2015 – 3/31/2015	$233,324.13	Endeavour Operating Corporation	FED WIRE: 0605***506	6/5/2015	$230,917.40	$2,406.73
Thompson & Knight	4/1/2015 – 4/30/2015	$251,358.97	Endeavour Operating Corporation	FED WIRE: 0710***776	7/10/2015	$249,658.80	$1,700.17	$995,293.20	$8,082.90
UpShot Services LLC	1/1/2015 – 1/31/2015	$3,284.50	Endeavour Operating Corporation	FED WIRE: 050***077	5/8/2015	$3,284.50	NONE	$3,284.50	NONE

Endeavour International Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015
Oil Revenue	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties	—	—	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	1,430	87,282	7,564	(2,013)	21,767	18,059	3,005

Total Expenses	$1,430	$87,282	$7,564	$(2,013)	$21,767	$18,059	$3,005

Operating Profit (Loss)	$(1,430)	$(87,282)	$(7,564)	$2,013	$(21,767)	$(18,059)	$(3,005)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—	—	—
Interest Income	(3,752,903)	(5,540,000)	(5,540,000)	(5,540,000)	(5,540,000)	(5,540,000)	(5,540,000)
Transaction Costs	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	29,619,358	—	—	—	—

Other Income (Expense)	$(3,752,903)	$(5,540,000)	$24,079,358	$(5,540,000)	$(5,540,000)	$(5,540,000)	$(5,540,000)

Income (Loss) Before Tax & Preferred Dividends	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$5,536,995
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$5,536,995
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$3,751,473	$5,452,718	$(24,086,922)	$5,542,013	$5,518,233	$5,521,941	$5,536,995

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour International Corporation Statement of Operations (continued)

	May 1, 2015 - May 31, 2015	June 1, 2015 - June 30, 2015	July 1, 2015 - July 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—

Revenue	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—
Impairment of Oil and Gas Properties	—	—		—
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	5,483	957	578	144,112

Total Expenses	$5,483	$957	$578	$144,112

Operating Profit (Loss)	$(5,483)	$(957)	$(578)	$(144,112)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—
Total Interest Expense	—	—	—	—
Interest Income	(5,540,000)	(5,540,000)	(5,540,000)	(53,612,903)
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	29,619,358

Other Income (Expense)	$(5,540,000)	$(5,540,000)	$(5,540,000)	$(23,993,545)

Income (Loss) Before Tax & Preferred Dividends	$5,534,517	$5,539,043	$5,539,422	$23,849,433
Income Tax Expense	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$5,534,517	$5,539,043	$5,539,422	$23,849,433
Preferred Stock Dividends	$—	$—	$—	$—
Net Income (Loss)	$5,534,517	$5,539,043	$5,539,422	$23,849,433

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Energy Luxembourg Sarl Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015
Oil Revenue	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	—	—	—	—
Total DD&A Expense	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties	—	—	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	50,924	—	491	1	1,213	1,725	3

Total Expenses	$50,924	$—	$491	$1	$1,213	$1,725	$3

Operating Profit (Loss)	$(50,924)	$—	$(491)	$(1)	$(1,213)	$(1,725)	$(3)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	—	—	(5,454,339)	—	—	—	—
Interest Income	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	13,493	—	2,204
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	(110)	(202)	(1,544)	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	4,001,679	—	—	—	—

Other Income (Expense)	$(110)	$(202)	$(1,454,204)	$—	$13,493	$—	$2,204

Income (Loss) Before Tax & Preferred Dividends	$(50,814)	$202	$1,453,713	$(1)	$(14,707)	$(1,725)	$(2,208)
Income Tax Expense	$—	$—	$21,267	—	—	—	—

Income (Loss) Before Preferred Dividends	$(50,814)	$202	$1,432,446	$(1)	$(14,707)	$(1,725)	$(2,208)
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$(50,814)	$202	$1,432,446	$(1)	$(14,707)	$(1,725)	$(2,208)

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Energy Luxembourg Sarl Statement of Operations (continued)

	May 1, 2015 - May 31, 2015	June 1, 2015 - June 30, 2015	July 1, 2015 - July 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—

Revenue	$—	$—	$—	$—
Operating Expenses	—	—	—	$—
Total DD&A Expense	—	—	—	—
Impairment of Oil and Gas Properties	—	—		—
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	3	—	386	54,746

Total Expenses	$3	$—	$386	$54,746

Operating Profit (Loss)	$(3)	$—	$(386)	$(54,746)
Gain/Loss on Derivative Instruments	$—	$—	—	$—
Total Interest Expense	—	—	—	(5,454,339)
Interest Income	—	—	—	—
Transaction Costs	—	2,328	265	18,291
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	(1,459)	987	(999)	(3,327)
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	4,001,679

Other Income (Expense)	$(1,459)	$3,315	$(735)	$(1,437,696)

Income (Loss) Before Tax & Preferred Dividends	$1,456	$(3,315)	$349	$1,382,950
Income Tax Expense	—	—	(7,187)	$14,080

Income (Loss) Before Preferred Dividends	$1,456	$(3,315)	$7,536	$1,368,869
Preferred Stock Dividends	$—	$—	$—	$—
Net Income (Loss)	$1,456	$(3,315)	$7,536	$1,368,869

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour New Ventures, Inc. Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015
Oil Revenue	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties	—	—	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	—	225	—	—

Total Expenses	$—	$—	$—	$—	$225	$—	$—

Operating Profit (Loss)	$—	$—	$—	$—	$(225)	$—	$—
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—	—	—
Interest Income	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$—
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$—	$—	$—	$—	$(225)	$—	$—

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour New Ventures, Inc. Statement of Operations (continued)

	May 1, 2015 - May 31, 2015	June 1, 2015 - June 30, 2015	July 1, 2015 - July 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—

Revenue	$—	$—	$—	$—
Operating Expenses	$—	$—	—	$—
Total DD&A Expense	—	—	—	—
Impairment of Oil and Gas Properties	—	—		—
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	—	—	—	225

Total Expenses	$—	$—	$—	$225

Operating Profit (Loss)	$—	$—	$—	$(225)
Gain/Loss on Derivative Instruments	$—	$—	—	$—
Total Interest Expense	—	—	—	—
Interest Income	—	—	—	—
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$(225)
Income Tax Expense	$—	$—	—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$(225)
Preferred Stock Dividends	$—	$—	$—	$—
Net Income (Loss)	$—	$—	$—	$(225)

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Management Company Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015
Oil Revenue	$—	$—	$—	$—	$—	$—	$—
Gas Revenues	—	—	—	—	—	—	—
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$—	$—	$—	$—	$—
Operating Expenses	$—	$—	$—	$—	$—	$—	$—
Total DD&A Expense	—	—	—	—	—	—	—
Impairment of Oil and Gas Properties	—	—	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	—	225	—	—

Total Expenses	$—	$—	$—	$—	$225	$—	$—

Operating Profit (Loss)	$—	$—	$—	$—	$(225)	$—	$—
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	—	—	—	—	—	—	—
Interest Income	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$—	$—	$—	$—	$(225)	$—	$—
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$—	$—	$—	$—	$(225)	$—	$—

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Management Company Statement of Operations (continued)

	May 1, 2015 - May 31, 2015	June 1, 2015 - June 30, 2015	July 1, 2015 - July 31, 2015	Cumulative
Oil Revenue	$—	$—	$—	$—
Gas Revenues	—	—	—	—
Liquids Revenues	—	—	—	—

Revenue	$—	$—	$—	$—
Operating Expenses	$—	$—	—	$—
Total DD&A Expense	—	—	—	—
Impairment of Oil and Gas Properties	—	—		—
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	—	(392)	—	(167)

Total Expenses	$—	$(392)	$—	$(167)

Operating Profit (Loss)	$—	$392	$—	$167
Gain/Loss on Derivative Instruments	$—	$—	—	$—
Total Interest Expense	—	—	—	—
Interest Income	—	—	—	—
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	—

Other Income (Expense)	$—	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$—	$392	$—	$167
Income Tax Expense	$—	$—	—	$—

Income (Loss) Before Preferred Dividends	$—	$392	$—	$167
Preferred Stock Dividends	$—	$—	$—	$—
Net Income (Loss)	$—	$392	$—	$167

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Colorado Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015
Oil Revenue	$—	$—	$496,214	$919	$3,897	$32,638	$422,207
Gas Revenues	—	—	—	—	—	—	46,136
Liquids Revenues	—	—	—	—	—	—	—

Revenue	$—	$—	$496,214	$919	$3,897	$32,638	$468,342
Operating Expenses	$17	$—	$21,189	$5,741	$12,651	$71,837	$360,648
Total DD&A Expense	232	345	42,492	2,528	928	10,062	18
Impairment of Oil & Gas Properties	—	—	—	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	—	—	—	29,325	225	—	—

Total Expenses	$249	$345	$63,680	$37,594	$13,803	$81,899	$360,666

Operating Profit (Loss)	$(249)	$(345)	$432,534	$(36,675)	$(9,906)	$(49,261)	$107,677
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	—	(20,906)	(10,453)	(11,048)	—	—	—
Interest Income	—	—	—	—	—	—	—
Transaction Costs	—	—	—	—	—	—	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	—	—	—	—	—	—	—

Other Income (Expense)	$—	$(20,906)	$(10,453)	$(11,048)	$—	$—	$—

Income (Loss) Before Tax & Preferred Dividends	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$107,677
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$107,677
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$(249)	$20,561	$442,987	$(25,627)	$(9,906)	$(49,261)	$107,677

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Colorado Corporation Statement of Operations (continued)

	May 1, 2015 - May 31, 2015	June 1, 2015 - June 30, 2015	July 1, 2015 - July 31, 2015	Cumulative
Oil Revenue	$260,963	$466,666	$46,485	$1,729,990
Gas Revenues	42,494	57,320	17,152	163,101.68
Liquids Revenues	—	—	—	—

Revenue	$303,457	$523,986	$63,637	$1,893,091.97
Operating Expenses	$77,547	$438,650	$90,017	$1,078,296
Total DD&A Expense	18	283,939	10,234	350,795.25
Impairment of Oil & Gas Properties	—	8,964,000	—	8,964,000.00
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	—	—	—	29,550

Total Expenses	$77,565	$9,686,589	$100,251	$10,422,642

Operating Profit (Loss)	$225,893	$(9,162,603)	$(36,614)	$(8,529,550)
Gain/Loss on Derivative Instruments	$—	$—	—	$—
Total Interest Expense	—	—	—	(42,407)
Interest Income	—	—	—	—
Transaction Costs	—	—	—	—
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	—	—	—	—
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	—	—	—	—

Other Income (Expense)	$—	$—	$—	$(42,407)

Income (Loss) Before Tax & Preferred Dividends	$225,893	$(9,162,603)	$(36,614)	$(8,487,143)
Income Tax Expense	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$225,893	$(9,162,603)	$(36,614)	$(8,487,143)
Preferred Stock Dividends	$—	$—	$—	$—
Net Income (Loss)	$225,893	$(9,162,603)	$(36,614)	$(8,487,143)

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Operating Corporation Statement of Operations

	October 11, 2014 - October 31, 2014	November 1 2014 - November 30, 2014	December 1, 2014 - December 31, 2014	January 1, 2015 - January 31, 2015	February 1, 2015 - February 28, 2015	March 1, 2015 - March 31, 2015	April 1, 2015 - April 30, 2015
Oil Revenue	$(308)	$481,252	$(489,963)	$(216)	$2,024	$701	$(127)
Gas Revenues	267,948	438,012	349,368	256,188	374,934	410,838	214,353
Liquids Revenues	—	—	—	802	—	—	—

Revenue	$267,640	$919,264	$(140,595)	$256,774	$376,958	$411,539	$214,226
Operating Expenses	$281,826	$471,302	$432,921	$623,127	$294,828	$281,137	$370,448
Total DD&A Expense	76,954	148,293	63,284	97,125	145,069	581,347	4,099
Impairment of Oil & Gas Properties	—	—	68,573,000	—	—	—	—
Goodwill Impairment Loss	—	—	—	—	—	—	—
General & Administrative Expense	12,943	45,837	1,680,677	(8,390)	75,025	(40,320)	21,036

Total Expenses	$371,723	$665,433	$70,749,882	$711,862	$514,922	$822,163	$395,582

Operating Profit (Loss)	$(104,083)	$253,831	$(70,890,477)	$(455,088)	$(137,965)	$(410,625)	$(181,356)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—	$—	$—	$—
Total Interest Expense	3,753,039	5,182,950	5,361,244	5,354,472	5,540,000	5,540,000	5,540,000
Interest Income	(3,387,097)	(5,000,000)	(5,000,000)	(5,000,000)	(5,000,000)	(5,000,000)	(5,000,000)
Transaction Costs	2,326,801	13,968	(694,630)	37,676	252	6,716	—
Total Letter of Credit Fees	—	—	—	—	—	—	—
Foreign Currency Exchange (Gain) Loss	152	360	70	(0)	—	—	—
Litigation Settlements	—	—	—	—	—	—	—
Net Other (Income) Expense	(127,363)	—	9,075,275	884,239	1,962,366	5,238,862	300,634

Other Income (Expense)	$2,565,532	$197,278	$8,741,959	$1,276,387	$2,502,618	$5,785,578	$840,634

Income (Loss) Before Tax & Preferred Dividends	$(2,669,615)	$56,553	$(79,632,436)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(1,021,991)
Income Tax Expense	$—	$50	$(50)	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$(2,669,615)	$56,503	$(79,632,386)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(1,021,991)
Preferred Stock Dividends	$—	$—	$—	$—	$—	$—	$—
Net Income (Loss)	$(2,669,615)	$56,503	$(79,632,386)	$(1,731,475)	$(2,640,583)	$(6,196,202)	$(1,021,991)

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour Operating Corporation Statement of Operations (continued)

	May 1, 2015 - May 31, 2015	June 1, 2015 - June 30, 2015	July 1, 2015 - July 31, 2015	Cumulative
Oil Revenue	$(418)	$6,759	$4,865	$4,569
Gas Revenues	453,435	343,295	183,599	3,291,969.69
Liquids Revenues	—	—	—	802.48

Revenue	$453,017	$350,054	$188,465	$3,297,341.30
Operating Expenses	$225,885	$315,850	$258,582	$3,555,903
Total DD&A Expense	4,149	783,663	135,304	2,039,287.45
Impairment of Oil & Gas Properties	—	8,964,000	—	77,537,000.00
Goodwill Impairment Loss	—	—	—	—
General & Administrative Expense	14,273	2,076	2,413	1,805,572

Total Expenses	$244,306	$10,065,590	$396,299	$84,937,763

Operating Profit (Loss)	$208,711	$(9,715,536)	$(207,835)	$(81,640,421)
Gain/Loss on Derivative Instruments	$—	$—	$—	$—
Total Interest Expense	5,540,001	5,540,000	5,540,000	52,891,707
Interest Income	(5,000,000)	(4,999,929)	(5,000,000)	(48,387,026)
Transaction Costs	53,773	(75,000)	—	1,669,556
Total Letter of Credit Fees	—	—	—	—
Foreign Currency Exchange (Gain) Loss	62	—	—	644
Litigation Settlements	—	—	—	—
Net Other (Income) Expense	335,903	3,415,265	(421,343)	20,663,839

Other Income (Expense)	$929,739	$3,880,337	$118,657	$26,838,720

Income (Loss) Before Tax & Preferred Dividends	$(721,028)	$(13,595,872)	$(326,492)	$(108,479,141)
Income Tax Expense	$—	$—	$—	$—

Income (Loss) Before Preferred Dividends	$(721,028)	$(13,595,872)	$(326,492)	$(108,479,141)
Preferred Stock Dividends	$—	$—	$—	$—
Net Income (Loss)	$(721,028)	$(13,595,872)	$(326,492)	$(108,479,141)

Note:	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.

Endeavour International Corporation Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—	—
Intercompany Receivables	463,221,370	469,404,392	475,419,391	477,350,624	483,038,721	488,997,400	494,130,065	500,025,854
Total Other Current Assets	16,871,752	16,719,198	16,717,707	—	—	—	—	—

Current Assets	$480,093,122	$486,123,590	$492,137,098	$477,350,624	$483,038,721	$488,997,400	$494,130,065	$500,025,854
Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—	$—
Investments	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973	57,661,973
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—	—
Long-Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000

Long Term Assets	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973	$611,661,973
Total Assets	$1,091,755,095	$1,097,785,563	$1,103,799,071	$1,089,012,597	$1,094,700,694	$1,100,659,372	$1,105,792,038	$1,111,687,826

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	42,710,167	44,782,107	44,950,450	43,188,655	43,176,804	43,369,928	43,424,804	43,626,804
Current Maturities Of Debt	693,488,257	693,598,349	693,598,349	706,500,000	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	1,915,460	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	708,415,460	708,415,460	708,415,460	708,415,460
Taxes Payable	—	—	—	—	—	—	—	—
Intercompany Payable	709,209	669,430	648,349	648,349	648,349	648,349	648,349	648,349
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$736,907,633	$739,049,885	$739,197,148	$752,252,465	$752,240,614	$752,433,738	$752,488,614	$752,690,614
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$736,907,633	$739,049,885	$739,197,148	$752,252,465	$752,240,614	$752,433,738	$752,488,614	$752,690,614
Redeemable Preferred Stock	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175	$17,481,175
Preferred Stock	$20	$20	$20	$20	$20	$20	$20	$20
Common Stock	53,016	53,013	53,013	52,895	52,895	52,895	52,895	52,895
APIC	560,004,803	560,004,806	560,883,928	557,110,678	557,268,612	557,515,934	557,071,783	557,224,192
Treasury Stock	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)	(586,841)
Accumulated Earnings (Deficit)	(222,104,712)	(218,216,496)	(213,229,373)	(237,297,795)	(231,755,782)	(226,237,548)	(220,715,608)	(215,174,228)

Stockholders’ Equity	$337,366,286	$341,254,503	$347,120,748	$319,278,957	$324,978,905	$330,744,460	$335,822,249	$341,516,038
Total Liabilities & Stockholders’ Equity	$1,091,755,093	$1,097,785,563	$1,103,799,071	$1,089,012,597	$1,094,700,694	$1,100,659,372	$1,105,792,038	$1,111,687,826

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour International Corporation Balance Sheet (continued)

	May 31, 2015	June 30, 2015	July 31, 2015
Cash & Cash Equivalents	$—	$—	$—
Restricted Cash - Current	—	—	—
Accounts Receivables	—	—	—
Intercompany Receivables	505,924,786	510,591,095	516,901,475
Total Other Current Assets	—	—	—

Current Assets	$505,924,786	$510,591,095	$516,901,475
Property, Plant & Equipment	$—	$—	$—
Investments	57,661,973	57,661,973	57,661,973
Goodwill	—	—	—
Restricted Cash	—	—	—
Other Assets	—	—	—
Long-Term Intercompany	554,000,000	554,000,000	554,000,000

Long Term Assets	$611,661,973	$611,661,973	$611,661,973
Total Assets	$1,117,586,759	$1,122,253,068	$1,128,563,448

Total Accounts Payable	$—	$—	$—
Total Accrued Expenses	43,828,804	42,806,629	43,431,171
Current Maturities Of Debt	—	—	—
Current Portion - Production Payment	—	—	—
Debtor in Possession	—	—	—
Liabilities Subject to Compromise	708,415,460	708,415,460	708,415,460
Taxes Payable	—	—	—
Intercompany Payable	648,349	648,349	648,349
Total Other Current Liabilities	—	—	—

Current Liabilities	$752,892,614	$751,870,439	$752,494,981
Long-Term Debt	$—	$—	$—
Deferred Tax Liability	—	—	—
ARO Liability	—	—	—
Long Term - Production Payment	—	—	—
Long Term Intercompany	—	—	—
Other Long Term Liabilities	—	—	—

Total Liabilities	$752,892,614	$751,870,439	$752,494,981
Redeemable Preferred Stock	$17,481,175	$17,481,175	$17,481,175
Preferred Stock	$20	$20	$20
Common Stock	52,842	52,837	52,837
APIC	557,386,660	557,536,106	557,682,522
Treasury Stock	(586,841)	(586,841)	(586,841)
Accumulated Earnings (Deficit)	(209,639,711)	(204,100,668)	(198,561,246)

Stockholders’ Equity	$347,212,970	$352,901,454	$358,587,292
Total Liabilities & Stockholders’ Equity	$1,117,586,759	$1,122,253,068	$1,128,563,448

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Energy Luxembourg Sarl Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$46,203	$45,899	$30,273	$11,303	$11,302	$11,302	$9,490	$10,202
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—	—
Intercompany Receivables	—	—	—	—	—	—	—	—
Total Other Current Assets	233,073	228,730	228,730	—	—	—	—	—

Current Assets	$279,276	$274,629	$259,003	$11,303	$11,302	$11,302	$9,490	$10,202
Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—	$—
Investments	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	2,657,667	2,708,461	2,708,461	—	—	—	—	—
Long-Term Intercompany	78,245,339	78,245,339	78,245,339	83,801,266	83,801,266	83,801,266	83,801,266	83,801,266

Long Term Assets	$80,903,006	$80,953,800	$80,953,800	$83,801,266	$83,801,266	$83,801,266	$83,801,266	$83,801,266
Total Assets	$81,182,282	$81,228,430	$81,212,803	$83,812,569	$83,812,568	$83,812,568	$83,810,756	$83,811,468

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	174,471	174,471	174,471	174,471	174,471	174,471	174,471
Current Maturities Of Debt	82,662,396	82,682,642	82,682,642	83,746,069	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—	—	83,746,069	83,746,069	83,746,069	83,746,069
Taxes Payable	55,473	55,007	54,687	74,399	74,399	74,399	69,436	65,992
Intercompany Payable	3,094,582	3,169,755	3,169,755	3,253,935	3,253,935	3,268,642	3,268,642	3,271,683
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$85,812,451	$86,081,875	$86,081,554	$87,248,874	$87,248,874	$87,263,581	$87,258,618	$87,258,215
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$85,812,451	$86,081,875	$86,081,554	$87,248,874	$87,248,874	$87,263,581	$87,258,618	$87,258,215
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	—	—	—	—	—	—	—	—
APIC	37,485	37,485	37,485	37,485	37,485	37,485	37,485	37,485
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(4,667,654)	(4,890,930)	(4,906,236)	(3,473,790)	(3,473,791)	(3,488,498)	(3,485,347)	(3,484,233)

Stockholders’ Equity	$(4,630,169)	$(4,853,445)	$(4,868,751)	$(3,436,305)	$(3,436,306)	$(3,451,013)	$(3,447,862)	$(3,446,748)
Total Liabilities & Stockholders’ Equity	$81,182,282	$81,228,430	$81,212,803	$83,812,569	$83,812,568	$83,812,568	$83,810,756	$83,811,468

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Energy Luxembourg Sarl Balance Sheet (continued)

	May 31, 2015	June 30, 2015	July 31, 2015
Cash & Cash Equivalents	$10,204	$10,207	$9,818
Restricted Cash - Current	—	—	—
Accounts Receivables	—	—	—
Intercompany Receivables	—	—	—
Total Other Current Assets	—	—	—

Current Assets	$10,204	$10,207	$9,818
Property, Plant & Equipment	$—	$—	$—
Investments	—	—	—
Goodwill	—	—	—
Restricted Cash	—	—	—
Other Assets	—	—	—
Long-Term Intercompany	83,801,266	83,801,266	83,801,266

Long Term Assets	$83,801,266	$83,801,266	$83,801,266
Total Assets	$83,811,470	$83,811,473	$83,811,084

Total Accounts Payable	$—	$—	$—
Total Accrued Expenses	174,471	174,471	174,471
Current Maturities Of Debt	—	—	—
Current Portion - Production Payment	—	—	—
Debtor in Possession	—	—	—
Liabilities Subject to Compromise	83,746,069	83,746,069	83,746,069
Taxes Payable	67,560	68,551	60,361
Intercompany Payable	3,271,683	3,274,011	3,274,276
Total Other Current Liabilities	—	—	—

Current Liabilities	$87,259,783	$87,263,102	$87,255,177
Long-Term Debt	$—	$—	$—
Deferred Tax Liability	—	—	—
ARO Liability	—	—	—
Long Term - Production Payment	—	—	—
Long Term Intercompany	—	—	—
Other Long Term Liabilities	—	—	—

Total Liabilities	$87,259,783	$87,263,102	$87,255,177
Redeemable Preferred Stock	$—	$—	$—
Preferred Stock	$—	$—	$—
Common Stock	—	—	—
APIC	37,485	37,485	37,485
Treasury Stock	—	—	—
Accumulated Earnings (Deficit)	(3,485,799)	(3,489,114)	(3,481,579)

Stockholders’ Equity	$(3,448,314)	$(3,451,629)	$(3,444,094)
Total Liabilities & Stockholders’ Equity	$83,811,470	$83,811,473	$83,811,084

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour New Ventures, Inc. Balance Sheet

Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	January 31, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—	—
Intercompany Receivables	280,153	280,153	280,153	280,153	280,153	279,928	279,928	279,928
Total Other Current Assets	—	—	—	—	—	—	—	—

Current Assets	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928	$279,928
Property, Plant & Equipment	$—	$—	$—	$—	$—	$—	$—	$—
Investments	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—	—

Long Term Assets	$—	$—	$—	$—	$—	$—	$—	$—
Total Assets	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928	$279,928

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	0
Liabilities Subject to Compromise	—	—	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—	—	—
Intercompany Payable	—	—	—	—	—	—	—	—
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$—	$—	$—	$—	$—	$—	$—	$—
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	1	1	1	1	1	1	1	1
APIC	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898	3,478,898
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,746)	(3,198,971)	(3,198,971)	(3,198,971)

Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928	$279,928
Total Liabilities & Stockholders’ Equity	$280,153	$280,153	$280,153	$280,153	$280,153	$279,928	$279,928	$279,928

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour New Ventures, Inc. Balance Sheet (continued)

	May 31, 2015	June 30, 2015	July 31, 2015
Cash & Cash Equivalents	$—	$—	$—
Restricted Cash - Current	—	—	—
Accounts Receivables	—	—	—
Intercompany Receivables	279,928	279,928	279,928
Total Other Current Assets	—	—	—

Current Assets	$279,928	$279,928	$279,928
Property, Plant & Equipment	$—	$—	$—
Investments	—	—	—
Goodwill	—	—	—
Restricted Cash	—	—	—
Other Assets	—	—	—
Long-Term Intercompany	—	—	—

Long Term Assets	$—	$—	$—
Total Assets	$279,928	$279,928	$279,928

Total Accounts Payable	$—	$—	$—
Total Accrued Expenses	—	—	—
Current Maturities Of Debt	—	—	—
Current Portion - Production Payment	—	—	—
Debtor in Possession
Liabilities Subject to Compromise	—	—	—
Taxes Payable	—	—	—
Intercompany Payable	—	—	—
Total Other Current Liabilities	—	—	—

Current Liabilities	$—	$—	$—
Long-Term Debt	$—	$—	$—
Deferred Tax Liability	—	—	—
ARO Liability	—	—	—
Long Term - Production Payment	—	—	—
Long Term Intercompany	—	—	—
Other Long Term Liabilities	—	—	—

Total Liabilities	$—	$—	$—
Redeemable Preferred Stock	$—	$—	$—
Preferred Stock	$—	$—	$—
Common Stock	1	1	1
APIC	3,478,898	3,478,898	3,478,898
Treasury Stock	—	—	—
Accumulated Earnings (Deficit)	(3,198,971)	(3,198,971)	(3,198,971)

Stockholders’ Equity	$279,928	$279,928	$279,928
Total Liabilities & Stockholders’ Equity	$279,928	$279,928	$279,928

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Management Company Balance Sheet

Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	—	—	—	—	—	—	—	—
Intercompany Receivables	648,349	648,349	648,349	648,349	648,349	648,349	522,231	648,349
Total Other Current Assets	—	—	—	—	—	—	—	—

Current Assets	$648,349	$648,349	$648,349	$648,349	$648,349	$648,349	$522,231	$648,349
Property, Plant & Equipment	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$—	$—
Investments	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—	—

Long Term Assets	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$2,862,882	$—	$—
Total Assets	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$522,231	$648,349

Total Accounts Payable	$—	$—	$—	$—	$—	$—	$—	$—
Total Accrued Expenses	—	—	—	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—		—	—	—	—
Taxes Payable	—	—	—	—	—	—	—	—
Intercompany Payable	14,354,530	14,354,530	14,354,530	14,354,530	14,354,530	14,354,755	14,354,755	14,480,873
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,755	$14,354,755	$14,480,873
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	—	—	—	—	—	—	—	—
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,530	$14,354,755	$14,354,755	$14,480,873
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	10	10	10	10	10	10	10	10
APIC	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652	15,597,652
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)	(26,440,961)	(26,441,186)	(29,430,186)	(29,430,186)

Stockholders’ Equity	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,299)	$(10,843,524)	$(13,832,524)	$(13,832,524)
Total Liabilities & Stockholders’ Equity	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$3,511,231	$522,231	$648,349

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Management Company Balance Sheet (continued)

	May 31, 2015	June 30, 2015	July 31, 2015
Cash & Cash Equivalents	$—	$—	$—
Restricted Cash - Current	—	—	—
Accounts Receivables	—	—	(0)
Intercompany Receivables	648,349	648,349	648,349
Total Other Current Assets	—	—	—

Current Assets	$648,349	$648,349	$648,349
Property, Plant & Equipment	$—	$—	$—
Investments	—	—	—
Goodwill	—	—	—
Restricted Cash	—	—	—
Other Assets	—	—	—
Long-Term Intercompany	—	—	—

Long Term Assets	$—	$—	$—
Total Assets	$648,349	$648,349	$648,349

Total Accounts Payable	$—	$—	$—
Total Accrued Expenses	—	—	—
Current Maturities Of Debt	—	—	—
Current Portion - Production Payment	—	—	—
Debtor in Possession	—	—	—
Liabilities Subject to Compromise	—	—	—
Taxes Payable	—	—	—
Intercompany Payable	14,480,873	14,480,481	14,480,481
Total Other Current Liabilities	—	—	—

Current Liabilities	$14,480,873	$14,480,481	$14,480,481
Long-Term Debt	$—	$—	$—
Deferred Tax Liability	—	—	—
ARO Liability	—	—	—
Long Term - Production Payment	—	—	—
Long Term Intercompany	—	—	—
Other Long Term Liabilities	—	—	—

Total Liabilities	$14,480,873	$14,480,481	$14,480,481
Redeemable Preferred Stock	$—	$—	$—
Preferred Stock	$—	$—	$—
Common Stock	10	10	10
APIC	15,597,652	15,597,652	15,597,652
Treasury Stock	—	—	—
Accumulated Earnings (Deficit)	(29,430,186)	(29,429,794)	(29,429,794)

Stockholders’ Equity	$(13,832,524)	$(13,832,132)	$(13,832,132)
Total Liabilities & Stockholders’ Equity	$648,349	$648,349	$648,349

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Colorado Company Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$—	$—	$—	$—	$—	$—	$—	$—
Restricted Cash - Current	—	—	—	—	—	—	—	—
Accounts Receivables	860,242	982,702	815,021	526,899	—	—	—	—
Intercompany Receivables	—	—	—	—	—	—	—	—
Total Other Current Assets	—	—	—	626,712	—	—	—	—

Current Assets	$860,242	$982,702	$815,021	$1,153,611	$—	$—	$—	$—
Property, Plant & Equipment	$10,523,683	$11,307,054	$11,447,515	$16,017,972	$16,265,645	$16,404,021	$18,086,588	$18,018,449
Investments	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	—	—	—	—	—	—	—	—
Long-Term Intercompany	—	—	—	—	—	—	—	—

Long Term Assets	$10,523,683	$11,307,054	$11,447,515	$16,017,972	$16,265,645	$16,404,021	$18,086,588	$18,018,449
Total Assets	$11,383,925	$12,289,756	$12,262,535	$17,171,583	$16,265,645	$16,404,021	$18,086,588	$18,018,449

Total Accounts Payable	$1,011,349	$1,011,349	$934,482	$1,186,181	$364,456	$366,657	$574,629	$678,648
Total Accrued Expenses	—	839,206	—	—	—	—	—	—
Current Maturities Of Debt	—	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	—	—	—	—	—	—
Liabilities Subject to Compromise	—	—	—		—	—	—	—
Taxes Payable	—	—	—	—	—	—	—	—
Intercompany Payable	10,281,092	10,347,742	11,215,688	15,464,045	15,405,109	15,550,834	17,075,344	16,806,539
Total Other Current Liabilities	—	—	—	—	—	—	—	—

Current Liabilities	$11,292,441	$12,198,298	$12,150,170	$16,650,226	$15,769,565	$15,917,492	$17,649,973	$17,485,187
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	34,898	35,241	35,587	1,591	1,940	2,297	1,644	1,661
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	—	—	—	—	—	—	—	—
Other Long Term Liabilities	—	—	—	—	—	—	—	—

Total Liabilities	$11,327,340	$12,233,538	$12,185,757	$16,651,817	$15,771,506	$15,919,788	$17,651,616	$17,486,848
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	—	—	—	—	—	—	—	—
APIC	—	—	—	—	—	—	—	—
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	56,585	56,218	76,779	519,766	494,139	484,233	434,972	531,601

Stockholders’ Equity	$56,585	$56,218	$76,779	$519,766	$494,139	$484,233	$434,972	$531,601
Total Liabilities & Stockholders’ Equity	$11,383,925	$12,289,756	$12,262,535	$17,171,583	$16,265,645	$16,404,021	$18,086,588	$18,018,449

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Colorado Company Balance Sheet (continued)

	May 31, 2015	June 30, 2015	July 31, 2015
Cash & Cash Equivalents	$—	$—	$—
Restricted Cash - Current	—	—	—
Accounts Receivables	—	—	—
Intercompany Receivables	—	—	—
Total Other Current Assets	—	—	0

Current Assets	$—	$—	$0
Property, Plant & Equipment	$17,887,101	$8,896,860	$8,957,867
Investments	—	—	—
Goodwill	—	—	—
Restricted Cash	—	—	—
Other Assets	—	—	—
Long-Term Intercompany	—	—	—

Long Term Assets	$17,887,101	$8,896,860	$8,957,867
Total Assets	$17,887,101	$8,896,860	$8,957,867

Total Accounts Payable	$997,621	$1,172,253	$1,235,865
Total Accrued Expenses	—	—	—
Current Maturities Of Debt	—	—	—
Current Portion - Production Payment	—	—	—
Debtor in Possession	—	—	—
Liabilities Subject to Compromise	—	—	—
Taxes Payable	—	—	—
Intercompany Payable	16,130,308	16,128,019	16,162,010
Total Other Current Liabilities	—	—	—

Current Liabilities	$17,127,928	$17,300,272	$17,397,875
Long-Term Debt	$—	$—	$—
Deferred Tax Liability	—	—	—
ARO Liability	1,679	1,698	1,716
Long Term - Production Payment	—	—	—
Long Term Intercompany	—	—	—
Other Long Term Liabilities	—	—	—

Total Liabilities	$17,129,608	$17,301,970	$17,399,591
Redeemable Preferred Stock	$—	$—	$—
Preferred Stock	$—	$—	$—
Common Stock	—	—	—
APIC	—	—	—
Treasury Stock	—	—	—
Accumulated Earnings (Deficit)	757,493	(8,405,110)	(8,441,724)

Stockholders’ Equity	$757,493	$(8,405,110)	$(8,441,724)
Total Liabilities & Stockholders’ Equity	$17,887,101	$8,896,860	$8,957,867

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Operating Corporation Balance Sheet

	Petition Date
	October 11, 2014	October 31, 2014	November 30, 2014	December 31, 2014	January 31, 2015	February 28, 2015	March 31, 2015	April 30, 2015
Cash & Cash Equivalents	$41,410,539	$37,316,408	$35,239,032	$32,055,245	$29,002,562	$24,155,340	$17,514,655	$14,268,254
Restricted Cash - Current	50,176	50,176	50,176	50,176	50,176	50,176	50,176	50,176
Accounts Receivables	2,126,960	2,101,571	2,611,990	1,900,515	2,337,829	1,742,118	2,187,275	2,843,066
Intercompany Receivables	61,615,971	66,690,504	72,558,450	82,537,725	88,130,037	92,709,693	99,457,172	105,098,398
Total Other Current Assets	10,369,454	13,345,465	13,448,658	6,673,012	6,726,111	6,582,546	5,830,349	6,525,917

Current Assets	$115,573,099	$119,504,123	$123,908,305	$123,216,672	$126,246,715	$125,239,872	$125,039,626	$128,785,810
Property, Plant & Equipment	$84,304,737	$84,751,882	$85,492,092	$19,637,713	$32,701,525	$31,452,274	$22,115,474	$11,689,684
Investments	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544	238,153,544
Goodwill	—	—	—	—	—	—	—	—
Restricted Cash	—	—	—	—	—	—	—	—
Other Assets	12,350	10,050	10,050	10,050	10,050	10,050	10,050	10,050
Long-Term Intercompany	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000	500,000,000

Long Term Assets	$822,470,631	$822,915,476	$823,655,686	$757,801,306	$770,865,118	$769,615,868	$760,279,067	$749,853,278
Total Assets	$938,043,730	$942,419,599	$947,563,991	$881,017,979	$897,111,833	$894,855,740	$885,318,693	$878,639,088

Total Accounts Payable	$575,367	$1,346,554	$1,520,837	$878,456	$4,777,443	$794,277	$2,258,610	$2,815,320
Total Accrued Expenses	1,504,800	1,633,618	1,762,435	5,870,394	5,679,718	5,556,293	5,961,693	2,763,849
Current Maturities Of Debt	—	—	—	—	—	—	—	—
Current Portion - Production Payment	—	—	—	—	—	—	—	—
Debtor in Possession	—	—	194,814	5,893,145	—	—	—	—
Liabilities Subject to Compromise	—	—	—		5,925,519	5,926,239	5,935,117	5,957,946
Taxes Payable	8,824	9,053	16,651	(18,501)	8,401	15,007	6,287	6,169
Intercompany Payable	561,781,032	568,388,412	572,929,474	581,884,847	586,047,741	590,526,527	595,208,315	600,210,972
Total Other Current Liabilities	1,100,256	1,100,256	1,100,256	41,415	41,415	41,415	41,415	41,415

Current Liabilities	$564,970,279	$572,477,892	$577,524,467	$594,549,755	$602,480,237	$602,859,758	$609,411,437	$611,795,671
Long-Term Debt	$—	$—	$—	$—	$—	$—	$—	$—
Deferred Tax Liability	—	—	—	—	—	—	—	—
ARO Liability	426,278	428,707	434,060	295,290	301,521	307,874	307,267	311,366
Long Term - Production Payment	—	—	—	—	—	—	—	—
Long Term Intercompany	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000	554,000,000
Other Long Term Liabilities	3,866,507	3,902,468	3,938,429	138,285	136,901	135,517	134,133	132,749

Total Liabilities	$1,123,263,064	$1,130,809,067	$1,135,896,956	$1,148,983,330	$1,156,918,659	$1,157,303,149	$1,163,852,837	$1,166,239,786
Redeemable Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
APIC	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973	57,660,973
Treasury Stock	—	—	—	—	—	—	—	—
Accumulated Earnings (Deficit)	(242,881,307)	(246,051,441)	(245,994,938)	(325,627,324)	(317,468,799)	(320,109,382)	(336,196,116)	(345,262,671)

Stockholders’ Equity	$(185,219,334)	$(188,389,468)	$(188,332,965)	$(267,965,351)	$(259,806,826)	$(262,447,409)	$(278,534,143)	$(287,600,698)
Total Liabilities & Stockholders’ Equity	$938,043,730	$942,419,599	$947,563,991	$881,017,979	$897,111,833	$894,855,740	$885,318,693	$878,639,088

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

Endeavour Operating Corporation Balance Sheet (continued)

	May 31, 2015	June 30, 2015	July 31, 2015
Cash & Cash Equivalents	$18,935,786	$18,411,816	$16,190,248
Restricted Cash - Current	50,176	50,176	50,176
Accounts Receivables	3,712,639	3,487,337	2,774,895
Intercompany Receivables	110,573,546	115,392,766	119,153,169
Total Other Current Assets	5,971,795	5,682,603	3,866,032

Current Assets	$139,243,941	$143,024,697	$142,034,520
Property, Plant & Equipment	$12,447,217	$4,372,325	$4,679,296
Investments	238,153,544	238,153,544	238,153,544
Goodwill	—	—	—
Restricted Cash	—	—	—
Other Assets	10,050	10,050	10,050
Long-Term Intercompany	500,000,000	500,000,000	500,000,000

Long Term Assets	$750,610,810	$742,535,918	$742,842,890
Total Assets	$889,854,751	$885,560,616	$884,877,410

Total Accounts Payable	$1,650,494	$3,325,367	$3,824,704
Total Accrued Expenses	2,637,822	4,866,085	4,396,205
Current Maturities Of Debt	—	—	—
Current Portion - Production Payment	—	—	—
Debtor in Possession	—	—	—
Liabilities Subject to Compromise	5,960,344	5,999,989	6,027,384
Taxes Payable	5,760	13,636	6,759
Intercompany Payable	612,572,102	617,920,368	621,557,440
Total Other Current Liabilities	41,415	41,415	41,415

Current Liabilities	$622,867,939	$632,166,860	$635,853,906
Long-Term Debt	$—	$—	$—
Deferred Tax Liability	—	—	—
ARO Liability	315,515	319,714	323,966
Long Term - Production Payment	—	—	—
Long Term Intercompany	554,000,000	554,000,000	554,000,000
Other Long Term Liabilities	131,365	129,981	123,505

Total Liabilities	$1,177,314,818	$1,186,616,555	$1,190,301,376
Redeemable Preferred Stock	$—	$—	$—
Preferred Stock	$—	$—	$—
Common Stock	1,000	1,000	1,000
APIC	57,660,973	57,660,973	57,660,973
Treasury Stock	—	—	—
Accumulated Earnings (Deficit)	(345,122,040)	(358,717,912)	(363,085,939)

Stockholders’ Equity	$(287,460,067)	$(301,055,940)	$(305,423,966)
Total Liabilities & Stockholders’ Equity	$889,854,751	$885,560,616	$884,877,410

Notes:

-	The financial statements for December and January have been restated to reflect adjustments associated with year-end audit and year-end closing procedures.
-	The balance found in the account titled “Current Maturities of Debt” was moved to the more appropriately named “Liabilities Subject to Compromise” account for presentation purposes beginning January 2015.

In re: Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtors	Reporting Period: 7/1/15 – 7/31/15

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	$0	$0	$0			$0
FICA-Employee	$0	$0	$0			$0
FICA-Employer	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Income	$0	$0	$0			$0
Other:	$0	$0	$0			$0
Total Federal Taxes	$0	$0	$0			$0
State and Local
Withholding	$0	$0	$0			$0
Sales	$0	$0	$0			$0
Excise	$0	$0	$0			$0
Unemployment	$0	$0	$0			$0
Real Property	$0	$0	$0			$0
Personal Property	$0	$0	$0			$0
Other: Severance Tax	$12,016.14	$6,157.95	$5,527.28	7/21/2015	021***914	$12,646.81
Total State and Local	$0	$0	$0			$0

Total Taxes	$12,016.14	$6,157.95	$5,527.28			$12,646.81

NOTE: The Company accrues for severance taxes on a quarterly basis. The average severance taxes incurred based on production is $7,000/month.

In re Endeavour Operating Corporation, et al.	Case No. 14-12308
Debtors	Reporting Period: 7/1/2015 – 7/31/2015

SUMMARY OF UNPAID POSTPETITION DEBTS

See attached aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$899,341.18	$0.00	$0.00	$0.00	$0.00	$899,341.18
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	$472,347.31	$34,780.20	$68,253.00	$170,893.75	$602,852.60	$1,349,126.86

Amounts Due to Insiders*
Other:
Other:

Total Postpetition Debts	$1,371,688.49	$34,780.20	$68,253.00	$170,893.75	$602,852.60	$2,248,468.04

*	“Insider” is defined in 11 U.S.C. Section 101(31).

Endeavour Operating Corp

Payables Aging Report

	Days Past Due
Accounts Payable: Vendor	Balance at July 31, 2015	Current	0-30	31-60	61-90	90+
Tejas Office Products Inc	$28.61	$28.61	$—	$—	$—	$—
ADP TotalSource	14,587.63	14,587.63	—	—	—	—
Time Warner Telecom	5,868.17	5,868.17	—	—	—	—
Shred-it	76.79	76.79	—	—	—	—
Melissa Priest	823.01	823.01	—	—	—	—
Red Dog Systems Inc	45.00	45.00	—	—	—	—
ProStar Services	133.33	133.33	—	—	—	—
DirecTV	184.56	184.56	—	—	—	—
MLN Service Company, Inc	396.00	396.00	—	—	—	—
B&A Properties, LLC	6,800.92	6,800.92	—	—	—	—
McGriff, Seibels & Williams of Texas, Inc.	861,111.00	861,111.00	—	—	—	—
BG Finance and Accounting Inc	382.08	382.08	—	—	—	—
Level 3 Communiations	29.72	29.72	—	—	—	—
Finch Management & Investment Inc.	7,820.00	7,820.00	—	—	—	—
AVSI Group LLC	1,054.36	1,054.36	—	—	—	—

Total Accounts Payable	$899,341.18	$899,341.18	$—	$—	$—	$—

	Days Past Due
Professional Fees Payable: Vendor	Balance at July 31, 2015	Current	0-30	31-60	61-90	90+
Thompson & Knight LLP[1]	$145,767.15	$—	$—	$—	$145,767.15	$—
Weil, Gotshal & Manges LLP[1]	413,817.90	209,354.80	—	68,253.00	—	136,210.10
Ernst & Young (USD)[1]	178,285.19	14,766.88	—	—	—	163,518.31
FTI Consulting[1]	85,052.51	—	—	—	—	85,052.51
Blackstone Advisory Partners LP1	79,151.54	35,000.00	—	—	—	44,151.54
Richards,Layton & Finger, P.A.[1]	29,610.60	8,146.50	5,721.70	—	15,742.40	—
Opportune	178,128.53	178,128.53	—	—	—	—
ARENT FOX LLP[2]	153,093.15	—	—	—	—	153,093.15
Wilmington Trust, National Association[2]	17,499.14	—	—	—	—	17,499.14
Bayard, P.A.[1]	40,207.30	16,235.10	14,588.00	—	9,384.20	—
Alvarez & Marsal North America[1]	25,186.00	10,715.50	14,470.50	—	—	—
Polsinelli PC2	3,327.85	—	—	—	—	3,327.85

Total Professional Fees Payable	$1,349,126.86	$472,347.31	$34,780.20	$68,253.00	$170,893.75	$602,852.60

Grand Total	$2,248,468.04	$1,371,688.49	$34,780.20	$68,253.00	$170,893.75	$602,852.60

[1]	The “past due” balances outstanding with these respective professionals are the 20% hold amounts related to the various retention orders entered into by the bankruptcy professionals. Once the hold period passes, the invoices will be paid in the ordinary course of business.
[2]	The “past due” balances outstanding reflect amounts invoiced by these professionals that exceed the $75,000/month adequate protection payment limit applicable to certain fees, costs and expenses incurred in connection with the Debtors’ chapter 11 cases under the Stipulated Order Granting (I) Adequate Protection to Prepetition Noteholders and (II) Related Relief Pursuant to Sections 105(a), 361, 362, 363(e) and 507(b) of the Bankruptcy Code found at Docket Index Number 166. The Debtors reserve all rights with respect to the outstanding balances.

In re: Endeavour Operating Corporation, et al	Case No. 14-12308
Debtors	Reporting Period: 7/1/2015 – 7/31/2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period		$3,487,337.41
+ Amounts billed during the period	$224,032.96
- Amounts collected during the period	$936,475.02

Total Accounts Receivable at the end of the reporting period		$2,774,895.36

Accounts Receivable Aging
0 - 30 days old		$1,851,136.55
31 - 60 days old		$345.00
61 - 90 days old		$338,486.11
91+ days old		$584,927.70

Total Accounts Receivable		$2,774,895.36

Amount considered uncollectible (Bad Debt)		$0

Accounts Receivable (Net)		$2,774,895.36

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X